Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
Income Taxes
Note 11. Income taxes
During the six months ended June 30, 2022 and 2021, the Company recorded no income tax provision for federal or state income taxes. The Company maintained a full valuation allowance on its net deferred tax assets for the six months ended June 30, 2022 and 2021, due to uncertainty regarding future taxable income.

Starry, Inc [Member]
Income Taxes
Note 11. Income taxes
For the years ended December 31, 2021 and 2020, the Company did not record a tax provision or benefit due to current and historical losses incurred by the Company. The Company’s losses before income taxes consist primarily of losses from domestic operations.
The significant components of the Company’s deferred taxes as of December 31, 2021 and 2020 are as follows:

	2021	2020
Deferred tax assets:
Federal and state net operating loss carryforwards	$134,609	$86,964
Research and development tax credits	6,531	5,269
Debt	2,884	—
Capitalized research and development costs	1,588	1,911
Payroll tax deferral	337	655
Reserves and accruals	705	354
Other	104	108

Total deferred tax assets	146,758	95,261
Deferred tax liabilities:
Fixed Assets - Depreciation	(3,743)	(1,815)
Other	(224)	(622)

Total deferred tax liabilities	(3,967)	(2,437)
Valuation allowance	(142,791)	(92,824)

Net deferred tax assets	$—	$—

The Company has evaluated the positive and negative evidence bearing upon its ability to realize the deferred tax assets. Management has considered the Company’s history of cumulative net losses incurred since inception and has concluded that it is more likely than not that the Company will not realize the benefits of the Company’s deferred tax assets. As a result, a full valuation allowance of $142,791 and $92,824, respectively, has been established against the deferred tax assets for both years. Management reevaluates the positive and negative evidence at each reporting period. The valuation allowance increased by $49,967 during the year ended December 31, 2021 primarily as a result of increases in the Company’s net operating losses.
The Company has federal net operating loss carryforwards of approximately $485,122 of which $49,477 will begin to expire in 2034 and $435,645 can be carried forward indefinitely. The Company also has state net operating loss carryforwards of approximately $488,824, which will begin to expire in 2034. The Company also has federal and state research and development tax credit carryforwards of $4,326 and $2,792, respectively, which begin to expire in 2034 and 2029, respectively.
A reconciliation of the income tax expense computed using the federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	Years Ended December 31,
	2021	2020
Federal statutory rate of 21%	21.0%	21.0%
State taxes	9.0	6.8
Research & development credits	0.5	1.0
Other	(0.5)	(1.0)
Change in valuation allowance	(30.0)	(27.8)

Effective tax rate	0.0%	0.0%

The Company files a U.S. federal income tax return and various state returns. All tax years since inception remain open to examination by the major taxing jurisdictions to which the Company is subject, as carryforward attributes generated in years past may still be adjusted upon examination by the Internal Revenue Service (IRS) or other authorities if they have or will be used in a future period. The Company is not currently under examination by the IRS or any other jurisdictions for any tax years.
The Company’s ability to utilize a portion of its net operating loss and research and development carryforwards is subject to certain limitations under section 382 and 383 of the Internal Revenue Code of 1986, as amended and corresponding provision of state law, due to ownership change that have occurred previously or that could occur in the future. These ownership changes may limit the amount of net operating loss and research and development credit carryforwards that can be utilized annually to offset future taxable income and tax liabilities, respectively. The Company has not completed a study to assess whether a change of ownership has occurred, or whether there have been multiple ownership changes since its formation. Any limitation may result in expiration of a portion of the net operating loss carryforwards or research and development credit carryforward before utilization. Further, until a study is completed by the Company and any limitation is known, no amounts are being presented as an uncertain tax position.
As of December 31, 2021 and 2020, the Company has not identified any uncertain tax positions for which reserves would be required. The Company will recognize interest and penalties, if any, related to uncertain tax positions in income tax expense. As of December 31, 2021, no interest or penalties have been accrued. In response to the COVID-19 pandemic,
the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”), was signed into law in the United States in March 2020. The CARES Act adjusted a number of provisions of the tax code, including the calculation and eligibility of certain deductions and the treatment of net operating losses and tax credits. The enactment of the CARES Act did not result in any material adjustments to the Company’s income tax provision for the year ended December 31, 2021, or to the Company’s net deferred tax assets as of December 31, 2021.